                                 June 29, 2005
                                  PROSPECTUS

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                      REVOLUTION ACCESS VARIABLE ANNUITY
                       REVOLUTION VALUE VARIABLE ANNUITY
                       REVOLUTION EXTRA VARIABLE ANNUITY
                           PATRIOT VARIABLE ANNUITY
                                      and
                         DECLARATION VARIABLE ANNUITY

                    market value adjustment interests under
   deferred combination fixed and variable annuity contracts issued by JOHN
                    HANCOCK VARIABLE LIFE INSURANCE COMPANY
                       JOHN HANCOCK VARIABLE ACCOUNT JF

                       Guaranteed as described herein by
                        MANULIFE FINANCIAL CORPORATION

 John Hancock Variable Life Insurance Company ("JHVLICO") is a stock life insurance company chartered under the laws of Massachusetts and is authorized to transact a life insurance and annuity business in all states of the United States other than New York and in the District of Columbia. JHVLICO is an indirect wholly-owned subsidiary of John Hancock Financial Services, Inc. ("JHFS").

 Manulife Financial Corporation ("MFC") is a publicly-traded life insurance company incorporated under the laws of Canada. On April 28, 2004, JHFS merged with a wholly-owned subsidiary of MFC and, as a result, JHFS and JHVLICO became wholly-owned subsidiaries of MFC.

 JHVLICO offers each of the Revolution Access, Revolution Value, Revolution Extra, Patriot, and Declaration annuity contracts (each a "Contract," and collectively, the "Contracts") in the United States. Each Contract is called a "combination contract," because it provides you the option of earning either a "fixed" or a variable investment return on the value accumulating in the Contract. The accompanying Annex to this prospectus describes both the "fixed" and "variable" options for the Contracts. JHVLICO offers the fixed return option in the form of "guarantee periods" which are described in the Annex to this prospectus. The guarantee periods may also be referred to as "market value adjustment interests."

 JHVLICO's obligations with respect to the guarantee periods beginning on or after June 29, 2005 will be fully and unconditionally guaranteed by MFC pursuant to a subordinated guarantee.

This subordinated guarantee will apply to any new guarantee periods beginning on or after June 29, 2005, unless and until we notify you otherwise (the "MFC Subordinated Guarantee"). See "Description of the Subordinated Guarantee--What Are the Terms of the MFC Subordinated Guarantee?"

 JHFS guaranteed JHVLICO guarantee periods under the Contracts that began prior to the date of this prospectus (the "JHFS Guarantee"). The JHFS Guarantee does not apply to guarantee periods beginning on or after June 29, 2005. JHFS and JHVLICO implemented the JHFS Guarantee in order to save JHVLICO the expenses of being a company required to periodically file annual and quarterly reports with the United States Securities and Exchange Commission ("SEC"). JHFS had been the ultimate corporate parent of JHVLICO and a publicly-traded company that filed annual and quarterly reports with the SEC. Under the SEC's rules, the JHFS Guarantee eliminated the need for JHVLICO also to file such reports. As a publicly-traded company whose common shares are listed for trading principally on the Toronto Stock Exchange and the New York Stock Exchange, MFC files annual and other reports with the SEC. Under the SEC's rules, the MFC Subordinated Guarantee is being offered in order to eliminate the need for JHFS to file such reports and to maintain JHVLICO's current exemption from filing such reports. See "Description of the Subordinated Guarantee--What Are the Reasons for the Additional MFC Subordinated Guarantee?"

 The new MFC Subordinated Guarantee does not relieve JHVLICO of any obligations under the Contracts. Therefore, the MFC Subordinated Guarantee is in addition to all of the rights and benefits that the Contracts otherwise provide.

                               -----------------

 Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                               -----------------

 You should be aware that owning these securities may have tax consequences both in the United States and Canada. This prospectus and any applicable prospectus supplement may not describe these tax consequences fully. You should read the tax discussion contained in this prospectus and in any applicable prospectus supplement.

 Your ability to enforce civil liabilities under U.S. federal securities laws may be affected adversely by the fact that Manulife Financial Corporation is organized under the laws of Canada, most of its officers and directors and some of the experts named in this prospectus are residents of Canada, and a substantial portion of its assets are located outside the United States.

 There is no market through which these securities may be sold and purchasers may not be able to resell securities purchased under this prospectus.

                              -------------------
                               TABLE OF CONTENTS
                              -------------------


                    About This Prospectus............... 4
                    Where You Can Find More Information. 5
                    Accounting Treatment................ 7
                    Description of John Hancock Variable
                      Life Insurance Company............ 8
                    Description of Manulife Financial
                      Corporation....................... 8

                         Description of the MFC
                           Subordinated Guarantee.   9
                         Legal Opinions...........  12
                         Experts..................  12
                         Enforcement of Judgments.  14
                         Annex -- Prospectus dated
                           May 2, 2005............ A-1

--------------------------------------------------------------------------------
                             ABOUT THIS PROSPECTUS
--------------------------------------------------------------------------------

  In this prospectus, unless otherwise specified or the context otherwise requires, references to "JHVLICO", "we", "our," "ours" and "us" refer to John Hancock Variable Life Insurance Company, references to "JHFS" refer to John Hancock Financial Services, Inc. and its subsidiaries and references to "MFC" refer to Manulife Financial Corporation. Unless otherwise specified, all dollar amounts contained in this prospectus are expressed in U.S. dollars, and references to "dollars" or "$" are to U.S. dollars and all references to "Cdn$" are to Canadian dollars. JHFS and JHVLICO financial information included and incorporated by reference in this prospectus is prepared using generally accepted accounting principles in the United States, which we refer to as "U.S. GAAP". Unless otherwise specified, MFC financial information included and incorporated by reference in this prospectus is prepared using generally accepted accounting principles in Canada, which we refer to as "Canadian GAAP".

  This prospectus, which includes the accompanying Annex, is part of a joint registration statement on Form F-3 relating to the Contracts that MFC and JHVLICO filed with the U.S. Securities and Exchange Commission ("SEC"). This prospectus describes information about a new subordinated guarantee of the Contracts. The accompanying Annex provides more general information about the Contracts. The accompanying Annex is dated as of a specific date. To the extent information in a later dated portion of this prospectus is inconsistent with an earlier dated portion of this prospectus, you should rely on the information in the later dated portion of this prospectus. Under the registration statement, JHVLICO may, from time to time, sell the Contracts described in this prospectus.

  This prospectus, together with the documents incorporated by reference herein, provides you with a description of the Contracts that JHVLICO may offer. Before you invest, you should read this prospectus together with the additional information described under the heading "Where You Can Find More Information". This prospectus does not contain all of the information contained in the registration statement, certain parts of which are omitted in accordance with the rules and regulations of the SEC. You should refer to the registration statement and the exhibits to the registration statement for further information with respect to us and the Contracts. See "Accounting Treatment."

  MFC prepares its consolidated financial statements in accordance with Canadian GAAP, which differs from U.S. GAAP. While MFC reconciles its consolidated financial statements to U.S. GAAP to the extent required by applicable SEC rules and guidelines, MFC's consolidated financial statements incorporated by reference in this prospectus and in the documents incorporated by reference in this prospectus may not be comparable to financial statements prepared in accordance with U.S. GAAP. You should refer to note 23 to MFC's annual audited consolidated financial statements as at and for the year ended December 31, 2004 on Form 40-F/A filed on April 21, 2005 and to note 17 to MFC's annual audited consolidated financial statements as at and for the year ended December 31, 2003 on Form 40-F/A filed on April 21, 2005 for a discussion of the principal differences between MFC's financial results calculated under Canadian GAAP and under U.S. GAAP.

--------------------------------------------------------------------------------
                      WHERE YOU CAN FIND MORE INFORMATION
--------------------------------------------------------------------------------

  JHFS files reports, proxy statements and other information with the SEC as required under the U.S. Securities Exchange Act of 1934, as amended (the "Exchange Act"). MFC is subject to the information requirements of the U.S. Securities Exchange Act of 1934, and, in accordance with the Exchange Act, files reports and other information with the SEC. Under a multijurisdictional disclosure system adopted by the United States and Canada, these reports and other information (including financial information) may be prepared in accordance with the disclosure requirements of Canada, which are different from those of the United States.

  You may read and copy any reports, statements or other information filed by MFC or JHFS at the SEC's Public Reference Room, Station Place, 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the Public Reference Room. You can also inspect reports, proxy statements and other information about MFC at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

  You may also obtain copies of this information by mail from the Public Reference Section of the SEC, Station Place, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates, or from commercial document retrieval services.

  The SEC maintains a website that contains reports, proxy statements and other information, including those filed by MFC and JHFS, at http://www.sec.gov. You may also access the SEC filings and obtain other information about MFC and JHFS through the website maintained by MFC, which is http://www.manulife.com. The information contained in that website is not incorporated by reference into this prospectus.

  MFC and JHVLICO filed a joint registration statement on Form F-3 with the SEC in respect of the securities being offered by this prospectus. This prospectus is a part of that registration statement. As permitted by SEC rules, this prospectus does not contain all the information you can find in the registration statement. The SEC allows MFC and JHFS to "incorporate by reference" information into this prospectus, which means that we can disclose important information to you by referring you to other documents filed separately with the SEC.

  The information incorporated by reference is deemed to be part of this prospectus, except for any information superseded by information in this prospectus. These documents contain important information about the companies and their financial condition.

  MFC incorporates by reference the documents listed below, which were filed with the SEC.

(a) MFC's Reports of Foreign Issuer on Form 6-K filed on April 21, 2005 and May 16, 2005, as amended on June 27, 2005;

(b) MFC's Annual Report on Form 40-F for the year ended December 31, 2004, as filed on March 29, 2005 and as amended and filed on Form 40-F/A on April 21, 2005 and June 27, 2005;

(c) MFC's Report of Foreign Issuer on Form 6-K filed on March 23, 2005, other than the sections of the Notice of Annual Meeting and Proxy Circular entitled "Report of the Management Resources Committee and Compensation Committee" and "Performance Graph" and other than the 2004 Annual Financial Statements; and

(d) MFC's Annual Report on Form 40-F for the year ended December 31, 2003 as filed on April 1, 2004 and as amended and filed on Form 40-F/A on September 16, 2004, February 3, 2005 and April 21, 2005.

  JHVLICO incorporates by reference the documents listed below with respect to JHFS and JHVLICO, which were filed with the SEC.

(a) JHFS' Annual Report on Form 10-K for the year ended December 31, 2004 as filed on March 16, 2005;

(b) JHFS' Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2005, as filed on May 10, 2005;

(c) Statement of Additional Information dated May 2, 2005, as filed with the SEC on May 9, 2005 as part B to the following post-effective amendments to Registration Statements filed on Form N-4 by JHVLICO as Depositor of its John Hancock Variable Annuity Account JF (File No. 811-07451): (i) JHVLICO Declaration and Patriot Variable Annuity (PEA No. 12 to Reg. No. 33-64947);
    (ii) JHVLICO Revolution Access Variable Annuity (PEA No. 7 to Reg. No. 333-84769); (iii) JHVLICO Revolution Extra Variable Annuity (PEA No. 8 to Reg. No. 333-84767); and (iv) JHVLICO Revolution Value Variable Annuity (PEA No. 7 to Reg. No. 333-81127); and

(d) all of JHVLICO's and JHFS' other filings pursuant to Sections 13(a), 13(c), 14, or 15(d) of the Exchange Act after the date of the filing of the original registration statement of which this prospectus forms a part, other than current reports furnished to the SEC pursuant to Item 2.02 or
    Item 7.01 of Form 8-K.

  Copies of the documents incorporated in this prospectus by reference may be obtained on request without charge from:

                        Manulife Financial Corporation
                           ATTN: Corporate Secretary
                         200 Bloor Street East, NT-10
                        Toronto, Ontario Canada M4W 1E5
                           Telephone: (416) 926-3000

  Any annual reports on Form 20-F, Form 40-F or Form 10-K, any reports on Form 10-Q or Form 8-K, other than current reports furnished to the SEC pursuant to
Item 2.02 or Item 7.01 of Form 8-K, and any Form 6-K specifying that it is being incorporated by reference in this prospectus, as well as all prospectus supplements disclosing additional or updated information, filed by MFC with the SEC subsequent to the date of this prospectus shall be deemed to be incorporated by reference into this prospectus.

  Any statement contained in this prospectus or in a document incorporated or deemed to be incorporated by reference in this prospectus shall be deemed to be modified or superseded for purposes of this prospectus to the extent that a statement contained in this prospectus or in any other subsequently filed document which also is or is deemed to be incorporated by reference in this prospectus modifies or supersedes such prior statement. Any statement or document so modified or superseded shall not, except to the extent so modified or superseded, be incorporated by reference and constitute a part of this prospectus.

  You should rely on the information contained in or incorporated by reference in this prospectus or any applicable prospectus supplement and on the other information included in the registration statement of which this prospectus forms a part. We have not authorized anyone to provide you with different or additional information. We are not making an offer of the securities covered by this prospectus in any jurisdiction where the offer is not permitted by law. You should not assume that the information contained in or incorporated by reference in this prospectus or any applicable prospectus supplement is accurate as of any date other than the date on the front of this prospectus or any applicable prospectus supplement, as the case may be.

--------------------------------------------------------------------------------
                             ACCOUNTING TREATMENT
--------------------------------------------------------------------------------

  JHVLICO no longer files reports with the SEC. After the date of this prospectus, it is expected that JHFS will no longer file reports with the SEC and there will be no additional separate financial statements of JHFS included in, or incorporated by reference in, this prospectus after such date, other than the historic JHFS financial statements expressly incorporated by reference in the section "Where You Can Find More Information." JHFS and JHVLICO have been subsidiaries of MFC for financial reporting purposes since

April 28, 2004 and, as a consequence, JHFS and JHVLICO have been, and will continue to be, included in the consolidated financial statements of MFC in reports filed by MFC since that date. MFC's financial statements include a footnote containing condensed consolidating financial information with separate columns for MFC, JHFS, JHVLICO, John Hancock Life Insurance Company and other subsidiaries of MFC, together with consolidating adjustments.

--------------------------------------------------------------------------------
          DESCRIPTION OF JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

  We are John Hancock Variable Life Insurance Company, a stock life insurance company that was organized in 1979 under the laws of the Commonwealth of Massachusetts. We are a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of JHFS, which at the time was a newly formed publicly-traded corporation. JHFS, our previous ultimate corporate parent, has operated as a subsidiary of MFC since April 28, 2004, when MFC acquired all of the outstanding capital stock of JHFS that was not already beneficially owned by MFC as general fund assets. The "John Hancock" name is MFC's primary U.S. brand. We have authority to transact business as a life insurance and annuity company in all states other than New York and in the District of Columbia.

  Our principal executive offices are located at John Hancock Place, 200 Clarendon Street, Boston, Massachusetts 02116 (Tel. No. 617-572-6000).

--------------------------------------------------------------------------------
                 DESCRIPTION OF MANULIFE FINANCIAL CORPORATION
--------------------------------------------------------------------------------

  MFC was incorporated under the Insurance Companies Act (Canada) in 1999 for the purpose of becoming the holding company of The Manufacturers Life Insurance Company, which was founded in 1887. As a mutual life insurance company, The Manufacturers Life Insurance Company had no common shareholders and its board of directors was elected by its participating policyholders. In September 1999, The Manufacturers Life Insurance Company implemented a plan of demutualization and converted into a life insurance company with common shares and became a wholly-owned subsidiary of MFC. MFC's head office and registered office is located at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5 (Tel. No. 416-926-3000).

  MFC and its subsidiaries provide a wide range of financial products and services, including individual life insurance, group life and health insurance, pension products, annuities and mutual funds, to individual and group customers in Canada, the United States, Asia and Japan. Funds under management by MFC were Cdn$350.3 billion as at March 31, 2005. MFC and its subsidiaries also offer reinsurance services, primarily life and accident and health reinsurance, and provide investment management services with respect to MFC's general fund assets, segregated funds assets and mutual funds and, in Canada and Asia, provide institutional investment services. MFC has directly or indirectly held all of the outstanding shares of JHFS and JHVLICO capital stock since April 28, 2004.

--------------------------------------------------------------------------------
                 DESCRIPTION OF THE MFC SUBORDINATED GUARANTEE
--------------------------------------------------------------------------------

  The information under the headings entitled "What Additional Guarantee Applies to the Guarantee Periods Under My Contract?" and "What Are the Terms of the Additional Guarantee?" in the prospectus contained in the accompanying Annex is hereby deleted in its entirety and replaced with the information below under the headings, "What Additional Guarantee Applies to the Guarantee Periods Under My Contract?", "What Are the Reasons for the Additional MFC Subordinated Guarantee?" and "What Are the Terms of the MFC Subordinated Guarantee?".

WHAT ADDITIONAL GUARANTEE APPLIES TO THE GUARANTEE PERIODS UNDER MY CONTRACT?

  JHVLICO's ultimate corporate parent, MFC, guarantees JHVLICO's obligations with respect to any guarantee periods you elect on or after June 29, 2005 (the "MFC Subordinated Guarantee"). The MFC Subordinated Guarantee will apply unless and until we notify you otherwise. (If we give you such notice, however, the MFC Subordinated Guarantee would remain in effect for all guarantee periods that had already started, and would be inapplicable only to guarantee periods starting after the date of such notice.) The MFC Subordinated Guarantee does not relieve JHVLICO of any obligations under your contract -- it is in addition to all of the rights and benefits that the contract provides. There is no charge or cost to you for the MFC Subordinated Guarantee, and there are no disadvantages to you of having this additional guarantee.

  John Hancock Financial Services, Inc. ("JHFS") guaranteed JHVLICO guarantee periods that began prior to the date of this prospectus (the "JHFS Guarantee"). The JHFS Guarantee continues to apply to the guarantee periods that began prior to the date of this prospectus but does not apply to guarantee periods that began on or after the date of this prospectus.

WHAT ARE THE REASONS FOR THE ADDITIONAL MFC SUBORDINATED GUARANTEE?

  Under the SEC's rules, the JHFS Guarantee relieved us of our obligation to file with the SEC annual, quarterly and current reports on Form 10-K, Form 10-Q and Form 8-K, respectively, and thereby saved us the expense of being an SEC reporting company. The MFC Subordinated Guarantee is being offered in order to relieve JHFS of the same obligations and thus save JHFS the expense of being an SEC reporting company. MFC, the company that is providing the subordinated guarantee, is the ultimate parent of all of the companies in the John Hancock group of companies, including JHFS and JHVLICO. MFC is a company organized under the laws of Canada and its common shares are listed principally on the Toronto Stock Exchange and the New York Stock Exchange. MFC files with the SEC annual and current reports on Forms 40-F and 6-K, respectively. JHFS and JHVLICO are included in MFC's consolidated financial statements in a footnote containing condensed consolidating financial information with separate columns for MFC, JHFS, JHVLICO and other subsidiaries of MFC, together with consolidating adjustments.

WHAT ARE THE TERMS OF THE MFC SUBORDINATED GUARANTEE?

  MFC guarantees your full interest in any guarantee period beginning on or after June 29, 2005. This means that, if JHVLICO fails to honor any valid request to surrender, transfer, or withdraw any amount from a guarantee period, or fails to allocate amounts from a guarantee period to an annuity option when it is obligated to do so, MFC guarantees the full amount that you would have received, or value that you would have been credited with, had JHVLICO fully met its obligations under your Contract with respect to such guarantee period. If JHVLICO fails to pay any amount that becomes payable under the Contract upon the death of an owner or annuitant, MFC guarantees the unpaid amount, up to the Contract value in any guarantee period on the date of death, increased by any accrued but uncredited interest attributable thereto and increased by any upward market value adjustment that would have been payable upon any surrender of the Contract at that time (but not decreased by any negative market value adjustment). There is no charge or cost to you for receiving the MFC Subordinated Guarantee. If JHVLICO fails to make payment when due of any amount that is guaranteed by MFC, you could directly request MFC to satisfy JHVLICO's obligation, and MFC must do so. You would not have to make any other demands on JHVLICO as a precondition to making a claim against

MFC under the MFC Subordinated Guarantee.

  The MFC Subordinated Guarantee will be issued pursuant to a subordinated guarantee dated the effective date of the registration statement of which this prospectus forms a part, whereby MFC will become guarantor.

  Unless otherwise set forth herein, the MFC Subordinated Guarantee will constitute an unsecured obligation of MFC as guarantor, and will be subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC which by their terms are designated as ranking equally in right of payment with or subordinated to the MFC Subordinated Guarantee, and effectively rank senior to MFC's preferred and common shares. As a result, in the event of MFC's bankruptcy, liquidation, dissolution, winding-up or reorganization or upon acceleration of any series of debt securities due to an event also triggering payment obligations on other debt, MFC's assets will be available to pay its obligations on the MFC Subordinated Guarantee only after all secured indebtedness and other indebtedness senior to the MFC Subordinated Guarantee has been paid in full. There may not be sufficient assets remaining to pay amounts due on all or any portion of the MFC Subordinated Guarantee.

  The MFC Subordinated Guarantee will be governed by the laws of the Commonwealth of Massachusetts. The MFC Subordinated Guarantee will provide that any claim or proceeding brought by a holder to enforce the obligations of MFC, as guarantor, may be brought in a court of competent jurisdiction in the City of Boston, Commonwealth of Massachusetts, and that MFC submits to the non-exclusive jurisdiction of such courts in connection with such action or proceeding. MFC has designated John Hancock Financial Services, Inc. as its authorized agent upon whom process may be served in any legal action or proceeding against MFC arising out of or in connection with the MFC Subordinated Guarantee. All payments on the Contracts by MFC under the MFC Subordinated Guarantee will be made without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of the Government of Canada, or any province, territory or political subdivision thereof, or any authority therein or thereof having power to tax, unless the withholding or deduction of such taxes, duties, assessments or governmental charges by MFC is required by law or by the administration or interpretation of such law. In the event of any withholding or deduction, MFC will pay such additional amounts as may be necessary in order that the net amounts received by the holders of the Contracts after such withholding or deduction shall equal the respective amounts under the Contracts which would have been receivable in respect of the Contracts in the absence of such withholding or deduction ("Guarantor Additional Amounts"), except as described herein and except that no such Guarantor Additional Amounts shall be payable with respect to any Contract:

(a) by or on behalf of a holder who is liable for such taxes, duties, assessments or governmental charges in respect of such Contract (i) by reason of his being a person with whom JHVLICO or the guarantor is not dealing at arm's length for the purposes of the Income Tax Act (Canada), or
    (ii) by reason of his having a connection with Canada or any province or territory thereof other than the mere holding, use or ownership or deemed holding, use or ownership of such Contract;

(b) by or on behalf of a holder who would not be liable for or subject to such withholding or deduction by making a claim for exemption to the relevant tax authority; or

(c) more than 10 days after the Relevant Date (as defined below) except to the extent that the holder thereof would have been entitled to Guarantor Additional Amounts on presenting the same for payment on the last day of such period of 10 days.

  As used herein "Relevant Date" shall mean the date on which such payment first becomes due.

--------------------------------------------------------------------------------
                                LEGAL OPINIONS
--------------------------------------------------------------------------------

  The validity of the market value adjustment interests under deferred annuity contracts and the MFC Subordinated Guarantee offered in this prospectus will be passed upon for us by Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., Boston, Massachusetts. Certain matters regarding Canadian law with respect to the MFC Subordinated Guarantee will be passed upon for MFC by Torys LLP, Toronto, Canada. On the date of this prospectus, the members and associates of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. and the partners and associates of Torys LLP own an aggregate of approximately 4,000 and 15,000 MFC common shares, respectively.

--------------------------------------------------------------------------------
                                    EXPERTS
--------------------------------------------------------------------------------

  The consolidated financial statements and schedules of John Hancock Variable Annuity Account JF at December 31, 2004 and for each of the periods indicated therein, which are included in the Statement of Additional Information incorporated by reference in this prospectus and in the registration statement of which this prospectus forms a part, have been audited by Ernst & Young LLP, Boston, Massachusetts, independent registered public accounting firm, as set forth in their report appearing therein, and are incorporated in reliance upon such report given on their authority as experts in accounting and auditing.

  The consolidated financial statements of John Hancock Variable Life Insurance Company at December 31, 2004 and for each of the periods indicated therein, which are included in the Statement of Additional Information incorporated by reference in this prospectus and in the registration statement of which this prospectus forms a part, have been audited by Ernst & Young LLP, Boston, Massachusetts, independent registered public accounting firm, as set forth in their report appearing therein, and are incorporated in reliance upon such report given on their authority as experts in accounting and auditing.

  The consolidated financial statements of MFC at December 31, 2004 and 2003, and for each of the two years in the period ended December 31, 2004, included in MFC's First Amended Annual Report on Form 40-F/A for the year ended December 31, 2004, filed with the SEC and the consolidated financial statements of MFC at December 31, 2003 and 2002, and for each of the two years in the period ended December 31, 2003, included in MFC's Fourth Amended Annual Report on Form 40-F/A for the year ended December 31, 2003, filed with the SEC, which are incorporated by reference in this prospectus and in the registration statement of which this prospectus forms a part, have been audited by Ernst & Young LLP, Toronto, Canada, independent registered public accounting firm, as set forth in their reports appearing therein, and are so incorporated in reliance upon such reports given on their authority as experts in accounting and auditing.

  The consolidated balance sheet of JHFS at December 31, 2004 and the consolidated statements of income, changes in shareholder's equity and comprehensive income, and cash flows for the period April 29, 2004 through December 31, 2004, and the related financial statement schedules, and the consolidated balance sheet at December 31, 2003 and the related consolidated statements of income, changes in shareholder's equity and comprehensive income, and cash flows for the period January 1, 2004 through April 28, 2004 and for the years ended December 31, 2003 and 2002 and the related financial statement schedules, all included in JHFS's Annual Report (Form 10-K) for the year ended December 31, 2004, and the consolidated financial statements and schedules of JHFS at December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003, included in JHFS's Annual Report (Form 10-K) for the year ended December 31, 2003 (which are incorporated by reference in MFC's First Amended Annual Report on Form 40-F/A for the year ended December 31, 2004 and in MFC's Fourth Amended Annual Report on Form 40-F/A for the year ended December 31, 2003), which are incorporated by reference in this prospectus and in the registration statement of which this prospectus forms a part, have been audited by Ernst &

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Young, LLP, Boston, Massachusetts, independent registered public accounting firm, as set forth in their reports appearing therein, and are so incorporated in reliance upon such reports given on their authority as experts in accounting and auditing.

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                           ENFORCEMENT OF JUDGMENTS
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  MFC is a corporation incorporated under the laws of Canada. Because a substantial portion of MFC's assets are located outside the United States and most of its directors and officers are not residents of the United States, any judgment obtained in the United States against MFC or certain of its officers and directors, including a judgment with respect to payments on the MFC Subordinated Guarantee, may not be collectible within the United States.

  Pursuant to the MFC Subordinated Guarantee, MFC agrees that any legal action or proceeding against it arising out of or in connection with the MFC Subordinated Guarantee may be brought in any United States federal or Massachusetts state court located in the City of Boston, Commonwealth of Massachusetts (a "Massachusetts Court") and irrevocably submits to the non-exclusive jurisdiction of such courts in connection with such action or proceeding.

  MFC has been informed by its Canadian counsel, Torys LLP, that the laws of the Province of Ontario and the federal laws of Canada applicable therein permit an action to be brought in a court of competent jurisdiction in that province on any final judgment in personam of any Massachusetts Court against MFC, which judgment is subsisting and unsatisfied for a fixed sum of money with respect to the enforcement of the MFC Subordinated Guarantee and that is not impeachable as void or voidable under the internal laws of the Commonwealth of Massachusetts if:

(i) the court rendering such judgment had jurisdiction over the judgment debtor, as recognized by the courts of Ontario (submission by MFC in the MFC Subordinated Guarantee to the non-exclusive jurisdiction of a Massachusetts Court will be sufficient for this purpose);

(ii) such judgment was not obtained by fraud or in a manner contrary to natural justice or other rule of law, whether equitable, legal or statutory and the enforcement thereof would not be inconsistent with public policy, as such term is understood under the laws of Ontario and the federal laws of Canada applicable therein or contrary to any order made by the Attorney General of Canada under the Foreign Extraterritorial Measures Act (Canada) or by the Competition Tribunal under the Competition Act (Canada);

(iii) the enforcement of such judgment does not constitute, directly or indirectly, the enforcement of foreign revenue or penal laws in the Province of Ontario; and

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

(iv) the action to enforce such judgment is commenced within the applicable limitation period.

Enforcement of a judgment by a court in the Province of Ontario, as described above, may only be given in Canadian dollars.

  In the opinion of Torys LLP, there are currently no reasons under the present laws of the Province of Ontario for avoiding recognition of said judgments of Massachusetts Courts on the MFC Subordinated Guarantee based upon public policy. However, it may be difficult for holders of Contracts to effect service within the United States upon MFC's directors and officers and the experts named in this prospectus who are not residents of the United States or to enforce against them, both in and outside of the United States, judgments of courts of the United States predicated upon civil liability under United States federal securities laws. MFC has designated John Hancock Financial Services, Inc. as its authorized agent upon whom process may be served in any legal action or proceeding against MFC arising out of or in connection with the MFC Subordinated Guarantee. Based on the opinion of Torys LLP, MFC believes that a monetary judgment of a United States court predicated solely upon the civil liability provisions of United States federal securities laws would likely be enforceable in Canada if the United States court in which the judgment was obtained had a basis for jurisdiction in the matter that was recognized by a Canadian court for such purposes. We cannot assure you that this will be the case since the case law in Canada in respect of this matter is not entirely clear. It is less certain that an action could be brought in Canada in the first instance on the basis of liability predicated solely upon such laws.

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                                     ANNEX
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                                      A-1